Exhibit 31.3

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Sujal Shah, certify that:

1.	I have reviewed this Form 10-K/A of CymaBay Theraepeutics, Inc.; and

2.

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2020

By:	/s/ Sujal Shah
Name: Sujal Shah
Title: President and Chief Executive Officer
(Principal Executive Officer)